EXHIBIT 99

For Release:  August 6, 2007

Contact: Kenneth D. DenBesten, SVP-Finance

Phone: (615) 890-9100

NHI reports second quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced net income for the second quarter ended June 30, 2007 of $14,981,000 or 54 cents per basic and diluted share of common stock, compared to $19,780,000 or 71 cents per basic and diluted share for the same period in 2006.  Income for the second quarter of 2007 included $711,000 or 3 cents per basic and diluted share attributable to gains from realty sales.  Income for the second quarter of 2006 included $5,877,000 or 21 cents per basic and diluted share attributable to gains from realty sales and mortgage prepayment penalties.

Adjusting for the above-mentioned items, net income for the second quarter ended June 30, 2007 would have been $14,270,000 or 51 cents per basic and diluted share, compared to $13,903,000 or 50 cents per basic and diluted share for the same period in 2006, an increase of 2.6% and 2%, respectively.

Funds from operations (“FFO”) basic and diluted for the second quarter ended June 30, 2007 was $17,556,000 or 63 cents per basic and diluted share compared to $16,739,000 or 60 cents per basic and diluted share for the same period in 2006, an increase of 4.9% and 5%, respectively.

Net income for the six months ended June 30, 2007 was $30,462,000 or $1.10 per basic and diluted share, compared to $32,400,000 or $1.17 per basic and diluted share for the same period in 2006.  Adjusted for the above-mentioned items, net income for the six months ended June 30, 2007 would have been $29,751,000 or $1.07 per basic and diluted share compared to $26,291,000 or 95 cents per basic and diluted share for the same period in 2006, an increase of 13.2% and 12.6%, respectively.

For the six months ended June 30, 2007, FFO was $35,691,000 or $1.28 basic and diluted share, compared to $31,995,000 or $1.15 per basic and diluted share for the same period in 2006, an increase of 11.5% and 11.3%, respectively.  Adjustments to FFO in 2006 for mortgage prepayment penalties increased FFO by 1 cent per share.

- more -

NHI specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock

Exchange with the symbol NHI.  Additional information including NHI’s most recent press releases may be obtained on our web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI’s judgment as of the date of this release.

- more -

Page 3 NHI’s Second Quarter 2007 Results

Condensed Statements of Income
(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2007	2006	2007	2006
Revenues:
Mortgage interest income	$ 3,322	$ 4,219	$ 6,493	$ 7,866
Rental income	12,901	11,597	25,217	23,187
Facility operating revenues	23,014	22,275	45,520	43,496
	$ 39,237	$ 38,091	$ 77,230	$ 74,549
Expenses:
Interest expense	$ 2,004	$ 2,042	$ 4,014	$ 4,070
Depreciation	3,123	2,917	6,430	5,836
Amortization of loan costs	34	33	68	67
Legal expense	188	181	392	226
Franchise, excise and other taxes	191	65	262	134
General and administrative	1,782	1,145	3,210	2,317
Loan and realty losses (recoveries)	-	-	(1,700)	-
Facility operating expenses	21,655	20,613	42,525	40,973
	$ 28,977	$ 26,996	$ 55,201	$ 53,623

Income Before Non-Operating Income	$ 10,260	$ 11,095	$ 22,029	$ 20,926
Non-operating income (investment Interest and other)	3,390	2,822	7,084	5,224
Income From Continuing Operations	$ 13,650	$ 13,917	$ 29,113	$ 26,150

Discontinued Operations
Income from discontinued operations	662	173	680	436
Net gain on sale of real estate	669	5,690	669	5,814
	$ 1,331	$ 5,863	$ 1,349	$ 6,250

Net income	$ 14,981	$ 19,780	$ 30,462	$ 32,400

Weighted average common shares outstanding:
Basic	27,703,539	27,752,502	27,703,389	27,791,255
Diluted	27,799,749	27,768,307	27,788,307	27,807,194

Earnings per share:
Basic:
Income from continuing operations	$ 0.49	$ 0.50	$ 1.05	$ 0.94
Discontinued operations	0.05	0.21	0.05	0.23
Net income available to common stockholders	0.54	0.71	1.10	1.17

Diluted:
Income from continuing operations	$ 0.49	$ 0.50	$ 1.05	$ 0.94
Discontinued operations	0.05	0.21	0.05	0.23
Net income available to common stockholders	0.54	0.71	1.10	1.17

Funds from operations
Basic	$ 17,556	$ 16,739	$ 35,691	$ 31,995
Diluted	$ 17,556	$ 16,739	$ 35,691	$ 31,995

Funds from operations per common share
Basic	$ 0.63	$ 0.60	$ 1.28	$ 1.15
Diluted	$ 0.63	$ 0.60	$ 1.28	$ 1.15

Dividends declared per common share	$ 0.50	$ 0.48	$ 1.00	$ 0.96

- more -

Page 4 NHI’s Second Quarter 2007 Results

Selected Balance Sheet Data
(in thousands)
	June 30	December 31
	2007	2006
Real estate properties, net	$ 229,189	$ 235,199
Mortgages receivable, net	100,272	99,532
Preferred stock investment	38,132	38,132
Cash and marketable securities	192,578	203,278
Debt	112,059	113,492
Stockholders' equity	430,993	431,671

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations available to common stockholders:
(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2007	2006	2007	2006
Net income	$ 14,981	$ 19,780	$ 30,462	$ 32,400
Elimination of non-cash items in net income:
Real estate depreciation	3,282	2,649	5,923	5,270
Real estate depreciation in discontinued operations	4	-	17	139
Gain on sale of real estate-continuing operations	(42)	-	(42)	-
Gain on sale of real estate-discontinued operations	(669)	(5,690)	(669)	(5,814)
Basic funds from operations	17,556	16,739	35,691	31,995

Other Adjustments	-	-	-	-

Diluted funds from operations	$ 17,556	$ 16,739	$ 35,691	$ 31,995

Basic funds from operations per share	$ 0.63	$ 0.60	$ 1.28	$ 1.15
Diluted funds from operations per share	$ 0.63	$ 0.60	$ 1.28	$ 1.15

Shares for basic funds from operations per share	27,703,539	27,752,502	27,703,389	27,791,255
Shares for diluted funds from operations per share	27,799,749	27,768,307	27,788,307	27,807,194

(1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  The term FFO was designed by the real estate investment trust industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC’s interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO.  The SEC’s position is that recurring impairments on real property are not an appropriate adjustment.

- more -

Page 5 NHI’s Second Quarter 2007 Results

National Health Investors, Inc. Portfolio Summary June 30, 2007

Portfolio Statistics		Investment
	Properties	Percentage	Investment
Real Estate Properties	89	71.3%	$ 229,189,000
Mortgages and Notes Receivables	48	28.7%	92,372,000
Total Real Estate Portfolio	137	100%	$ 321,561,000

Other Notes Receivables	0		7,900,000
Total Portfolio	137		$ 329,461,000

Real Estate Properties	Properties	Beds	Investments
Nursing Homes	65	8,364	$ 144,636,000
Assisted Living	14	1,161	58,591,000
Medical Office Buildings	4	124,427 sq.ft.	9,770,000
Retirement Homes	5	534	9,448,000
Hospitals	1	55	6,744,000
Total Real Estate Properties	89		$ 229,189,000

Mortgages and Notes Receivables	Properties	Beds	Investments
Nursing Homes	30	3,257	$ 86,423,000
Developmentally Disabled	17	108	4,041,000
Retirement Homes	1	60	1,908,000
Total Mortgages and Notes Receivable	48	3,425	$ 92,372,000
Total Real Estate Portfolio	137		$ 321,561,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	95	71.9%	$ 231,059,000
Assisted Living	14	18.2%	58,591,000
Retirement Homes	6	3.5%	11,356,000
Medical Office Buildings	4	3.0%	9,770,000
Hospitals	1	2.1%	6,744,000
Developmentally Disabled	17	1.3%	4,041,000
Total Real Estate Portfolio	137	100.0%	$ 321,561,000

- more -

Page 6 NHI’s Second Quarter 2007 Results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Regional	63	62.10%	$ 199,683,000
Public	62	26.37%	84,799,000
Small Operator	12	11.53%	37,079,000
	137	100.00%	$ 321,561,000

Public Operators		Percentage
	Dollar	Of Total
	Amount	Portfolio
National HealthCare Corp.	$ 43,097,000	13.40%
Sunrise Senior Living Services	12,759,000	3.97%
Community Health Systems, Inc.	12,585,000	3.91%
Sun Healthcare	8,388,000	2.61%
Res-Care, Inc.	4,041,000	1.26%
HCA-The Healthcare Company	3,929,000	1.22%
Total Public Operators	$ 84,799,000	26.37%

National Health Investors, Inc. Summary of Facilities by State June 30, 2007

									Percent
		Acute		Dev.	Assisted	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
Florida	11		1	14	4		30	$79,745,000	24.8%
Texas	19		2			1	22	72,656,000	22.6%
Tennessee	20			3	3	2	28	28,379,000	8.8%
Virginia	8						8	19,731,000	6.1%
Missouri	8					1	9	18,511,000	5.8%
Arizona	1				4		5	17,686,000	5.5%
New Hampshire	3					1	4	13,402,000	4.2%
New Jersey	0				1		1	12,759,000	4.0%
Kansas	7						7	11,246,000	3.5%
Georgia	6						6	9,934,000	3.1%
Massachusetts	4						4	9,878,000	3.1%
Kentucky	2	1					3	7,726,000	2.4%
South Carolina	3				1		4	7,138,000	2.2%
Idaho	1					1	2	5,094,000	1.6%
Pennsylvania	0				1		1	4,218,000	1.3%
Alabama	2						2	2,012,000	0.6%
Illinois	0		1				1	1,446,000	0.4%
	95	1	4	17	14	6	137	$321,561,000	100%